UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 18, 2021

Commission File Number: 1-14222

SUBURBAN PROPANE PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	22-3410353
(State or Other Jurisdiction	(IRS Employer
of Incorporation)	Identification No.)

240 Route 10 West

Whippany, New Jersey 07981

(973) 887-5300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Units	SPH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On May 18, 2021, Suburban Propane Partners, L.P. (the “Partnership”) held its regular Tri-Annual Meeting (the “Meeting”) of its limited partners (“Unitholders”).

At the Meeting, the Unitholders re-elected to the Board of Supervisors, for a three-year term, all eight nominees proposed by the Board:

Nominee	For	Withheld

Matthew J. Chanin	23,046,073	1,775,271
Harold R. Logan, Jr.	23,208,707	1,612,637
Jane Swift	23,246,753	1,574,591
Lawrence C. Caldwell	23,386,968	1,434,376
Terence J. Connors	23,486,938	1,334,406
William M. Landuyt	23,481,346	1,339,998
Michael A. Stivala	23,825,470	995,874

At the Meeting, the Unitholders also approved the following proposals:

The ratification of the appointment of PricewaterhouseCoopers LLP as the Partnership’s independent registered public accounting firm for the Partnership’s 2021 fiscal year:

For	Against	Abstain	Broker Non-Votes
43,785,286	1,359,496	409,832	-0-

The approval of the Partnership’s Amended and Restated 2018 Restricted Unit Plan:

For	Against	Abstain	Broker Non-Votes
21,954,231	2,298,434	568,204	20,733,270

The approval of an advisory resolution approving executive compensation (commonly referred to as “Say-on-Pay”):

For	Against	Abstain	Broker Non-Votes
22,189,183	2,007,031	625,130	20,733,270

Because the Partnership’s partnership agreement provides for Tri-Annual Meetings of the Unitholders (once every three years), no proposal regarding the frequency of Say-on-Pay resolutions was presented to the Unitholders at the Meeting.  The Partnership will, for so long as required by applicable law, include a Say-on-Pay proposal at each Tri-Annual Meeting.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1	Press Release of Suburban Propane Partners, L.P. dated May 19, 2021 setting forth results of voting at Meeting.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 19, 2021	SUBURBAN PROPANE PARTNERS, L.P.

	By:	/s/ BRYON KOEPKE
	Name:	Bryon Koepke
	Title:	Vice President, Secretary and General Counsel